Founded 1871 ANNUAL REPORT December 31, 2016

400 Market Street
Suite 425
Philadelphia, PA 19106

BOARD OF DIRECTORS
Charles E. Mather III	Jonathan D. Scott
Charles E. Mather IV	Henry F. Reichner
Brendan H. O'Malley

OFFICERS
Charles E. Mather III, President
Robert A. McLaughlin, Treasurer
Doranne H. Case, Asst. Secretary-Treasurer
William S. McNish, Chief Compliance Officer

400 Market Street
Suite 425
Philadelphia, PA 19106

TO OUR SHAREHOLDERS:

We are pleased to submit your Company's one hundred and forty-fourth Annual Report.

The following is a summary of financial information for the years 2012 to 2016 on a per share basis:

		Dividends Paid
Year	Net Investment Income	Regular	Extra	Total	Dec. 31 Net Asset Value
2012	17.21	14.00	30.33	44.33	$1,188.49
2013	17.78	14.00	66.00	80.00	$1,373.65
2014	15.66	14.00	52.43	66.43	$1,359.65
2015	10.96	14.00	23.48	37.48	$1,265.29
2016	5.80	14.00	28.50	42.50	$1,375.67

As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 2016 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

On January 31, 2017, the Company paid to the shareholders of record on December 31, 2016, the regular quarter dividend of $3.50 and an extra dividend of $28.50, making a total dividend of $32.00. The tax law requires that the final dividend, although paid in 2017, is taxable to the shareholders in 2016.

Common stocks and mutual funds constitute 89.17% of the Company's Net Assets on December 31, 2016, compared with 85.86% one year earlier.

Our equity investment advisor Cooke & Bieler, L.P., is present at each of our board meetings. Our fixed-income advisor, Schroder Investment Management North America, Inc., meets with our board periodically. Both are available and called upon for consultation throughout the year.

The directors and officers thank you for your continued support.

Charles E. Mather III, President

COMPANY EXPENSES

Example for a $1,000 Investment in the Company

As a Company shareholder, you incur ongoing costs, such as management fees and other Company expenses.

The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for six months beginning July 1, 2016 and held through December 31, 2016.

The Actual Return in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Hypothetical 5% Return in the table below provides information about hypothetical account values and hypothetical expenses based on the Company’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Company and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Actual Return	$1,000.00	$1,078.60	$10.58
Hypothetical 5% Return	$1,000.00	$1,014.82	$10.25

*

Expenses are equal to the Company’s annualized expense ratio (for the six-month period) of 2.02%, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366 (the number of days in the most recent 12-month period). The expense ratio for the most recent six-month period may differ from the expense ratio based on the one-year data in the Condensed Financial Information.

Portfolio Composition as of December 31, 2016

Asset Allocation — Percentage of the Company's Net Assets

Common Stocks and Mutual Funds	89.17%
Bonds	10.84%
Short Term Investments	3.00%
Other Liabilities in Excess of Other Assets	(3.01%)
Net Assets	100.00%

Common Stock Sector Allocation (% of Company's Net Assets)

Sector	Percentage
Financials	28.06%
Energy	14.68%
Industrials	9.17%
International	9.06%
Healthcare	8.11%
Consumer Discretionary	7.39%
Materials	4.13%
Consumer Staples	4.03%
Information Technology	3.18%
Real Estate	0.87%
Telecommunication Services	0.49%
89.17%

Top 10 Stock Holdings (% of Company's Net Assets)

PNC Financial Services Group Inc.	15.81%
Exxon Mobil Corporation	14.43%
Harbor International Funds	3.14%
Berkshire Hathaway B	2.38%
Dreyfus International Stock I	2.37%
Johnson & Johnson	2.02%
Dow Chemical Company	1.88%
State Street Corporation	1.70%
Coca Cola Company	1.67%
Laboratory Corp. of America	1.55%
Total	46.95%

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Finance Company of Pennsylvania

We have audited the accompanying statement of assets and liabilities of The Finance Company of Pennsylvania (the “Company”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended. These financial statements and condensed financial information are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
February 24, 2017

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at fair value (Note 2):
Short Term Investments (identified cost $1,644,260)	$1,644,260
Bonds (identified cost $5,870,513)	5,936,471
Common Stocks & Mutual Funds (identified cost $24,034,105)	48,833,430
Total Investments	56,414,161
Cash	82,798
Accrued interest and dividends receivable	110,320
Prepaid expenses	33,871
Other assets	4,148
Total	$56,645,298

LIABILITIES
Accounts Payable	28,965
Accrued expenses and taxes (Note 1)	387,463
Advisory fees payable (Note 8)	17,554
Due to shareholder - redemption	14,152
Payroll taxes payable	1,528
Dividends payable	1,282,880
Covered call options written at fair value (premiums received $60,645)	145,915
Total	1,878,457
NET ASSETS	$54,766,841

COMPONENTS OF NET ASSETS
Paid in Capital	$10,141,180
Accumulated Net Realized Gain on Investments and Written Options	19,852,283
Net Unrealized Appreciation on Investments and Written Options	24,773,378
Net assets equivalent to $1,375.67 per share on shares of 39,811, $10 par value capital stock outstanding at December 31, 2016 (authorized 232,000 shares)	$54,766,841

See Notes to Financial Statements

FINANCE COMPANY OF PENNSYLVANIA
PORTFOLIO OF INVESTMENTS

December 31, 2016

SHORT-TERM SECURITIES—3.00%
Number of Shares		Identified Cost	Fair Value (Note 1)
1,644,260	Invesco Short Term Investment Trust - Treasury 0.10%†	$1,644,260	$1,644,260

BONDS-10.84%
Principal Amount
	U.S. GOVERNMENT & AGENCY OBLIGATIONS—0.69%
94,173	U.S. Federal Home Loan Mortgage 6% due 8/1/2019	$95,217	$96,995
92,747	U.S. Federal Home Loan Mortgage 3.5% due 9/1/2026	97,081	97,175
93,598	U.S. Federal National Mortgage Association 3.5% due 2/1/2027	99,620	97,676
50,521	Government National Mortgage Association II 5.5% due 1/20/2036	58,844	56,364
17,459	Government National Mortgage Association 5% due 5/15/2039	20,300	19,247
10,212	Government National Mortgage Association 6% due 4/15/2036	13,892	11,576
		384,954	379,033
	MUNICIPAL & CORPORATE BONDS—10.15%
40,000	Aetna Inc. 3.2% due 6/15/2026	39,842	39,571
65,000	Alameda Corridor CA 6.5% due 10/01/2019	68,654	70,015
67,496	Alt Bldg Concepts 4.16% due 12/20/2032	68,048	64,106
75,000	American International Group 3.90% due 4/1/2026	75,359	76,319
120,000	Apple Inc. 2.5% due 2/09/2025	119,479	115,309
155,000	Automatic Data Processing 3.375% due 9/15/2025	154,850	158,939
140,000	Bank of America Corp. 3.5% due 4/19/2026	139,749	138,134
80,000	Berkshire Hathaway 2.75% due 3/15/2023	79,808	79,700
155,000	Biogen Inc. 2.9% due 9/15/2020	154,749	156,977
200,000	California St Build America 6.65% due 3/1/2022	229,671	236,724
140,000	California Statewide 4.375% due 1/1/2023	140,000	146,856
100,000	Cerritos CA Cmnty 2.971% due 8/1/2022	100,000	101,368

See Notes to Financial Statements

FINANCE COMPANY OF PENNSYLVANIA
PORTFOLIO OF INVESTMENTS

December 31, 2016

BONDS — Continued
Principal Amount		Identified Cost	Fair Value (Note 1)
25,000	Cuyahoga Cnty OH Eco Dev 8.625% due 6/1/2022	$26,758	$27,820
175,000	Evergreen Park IL 5% due 12/01/2030	174,146	176,370
125,000	Florida St Hurricane Catastrophe 2.995% due 7/1/2020	122,136	127,993
165,000	Glendale CA Hlth Facs Revenue Insd 5.60% due 11/15/2025	187,136	191,608
200,000	Goldman Sachs Group Inc. 5.375% due 3/15/2020	197,190	216,997
25,000	Grand Terrace CA Cmty 7.2% due 9/1/2018	25,227	26,629
100,000	Harlingen TX Ctfs 3.5% due 8/15/2026	100,000	99,744
190,000	Honolulu City Cnty HI 3.368% due 7/1/2025	190,000	192,436
130,000	Illinois St Build 7.35% due 7/1/2035	143,822	137,995
100,000	Illinois St Sales Tax Taxable Building 3.081% due 6/15/2023	100,000	100,260
50,000	Louisiana Hsg Fin Agy 4.75% due 6/1/2027	51,768	52,196
200,000	Loyola University of Chicago 3.199% due 7/1/2022	200,000	197,306
145,000	Macon Bibb Cnty GA 6% due 8/01/2024	153,140	148,265
80,000	Maryland ST Health 5.0% due 7/01/2027	91,918	92,726
25,000	Massachusetts St. Housing 5.962% due 6/1/2017	25,000	25,364
100,000	Microsoft Corp. 2.65% due 11/03/2022	99,973	100,582
45,000	Montana State Board of Housing 5% due 12/1/2027	46,426	47,466
50,000	Montefiore Medical 2.895% due 4/20/2032	50,000	45,807
50,000	New Jersey State Health Care Facs 4.75% due 7/1/2025	53,354	57,417
90,000	New Mexico Mortgage Finance Authority 5.35% due 3/1/2030	92,098	95,996
225,000	New York NY Build America Bonds 5.487% due 12/1/2022	254,223	258,246
130,000	New York City NY 2.86% due 2/1/2027	130,000	124,800
150,000	New York St Dorm Authority Revenues 3.292% due 12/1/2021	150,000	156,413
125,000	New York St Transprtn Dev Corp 3.673% due 7/1/2030	125,000	118,993

See Notes to Financial Statements

FINANCE COMPANY OF PENNSYLVANIA
PORTFOLIO OF INVESTMENTS

December 31, 2016

BONDS — Concluded
Principal Amount		Identified Cost	Fair Value (Note 1)
200,000	Ohio St Water Dev Authority 4.879% due 12/1/2034	$200,000	$225,074
50,000	Oklahoma Hsg Fin Agy 4.5% due 9/1/2024	51,657	51,535
75,000	Philadelphia PA Authority for Indl Dev 3.964% due 4/15/2026	76,451	73,487
170,000	Philips 66 4.3% due 4/1/2022	177,675	182,532
180,000	Providence St Joseph Health 2.746% due 10/1/2026	180,812	170,397
150,000	Salt Lake City Utah 4.611% due 4/1/2023	150,000	160,477
100,000	Salt Lake Cnty UT Hosp 5.4% due 2/15/2028	105,009	117,143
30,000	Tobacco Settlement 6.375% due 5/15/2030	42,186	40,121
150,000	University North Carolina 2.535% due 12/1/2022	150,000	150,346
110,000	Victor Valley CA Cmty Col Dist 2.878% due 8/1/2026	110,000	103,700
75,000	Virginia St Resrcs Authority 4.753% due 11/1/31	82,245	79,179
		5,485,559	5,557,438
	Total Bonds	$5,870,513	$5,936,471

COMMON STOCKS & MUTUAL FUNDS — 89.17%
Number of Shares		Identified Cost	Fair Value (Note 1)
	ENERGY—14.68%
3,000	Devon Energy Corporation [1]	$128,363	$137,010
87,527	Exxon Mobil Corporation	115,517	7,900,187
	Total	243,880	8,037,197

	FINANCIALS—28.06%
5,200	American Express Company	192,972	385,216
8,000	Berkshire Hathaway B*	352,582	1,303,840
4,300	Chubb Limited	571,741	568,116
21,000	Fidelity National Financial Inc.	777,791	713,160
7,800	JP Morgan Chase & Co.	660,516	673,062
8,500	Marsh & McLennan Companies Inc.	116,669	574,515
74,013	PNC Financial Services Group Inc. [2]	44,728	8,656,561

See Notes to Financial Statements

FINANCE COMPANY OF PENNSYLVANIA
PORTFOLIO OF INVESTMENTS

December 31, 2016

COMMON STOCKS & MUTUAL FUNDS — Continued
Number of Shares		Identified Cost	Fair Value (Note 1)
20,100	Progressive Corporation	$708,173	$713,550
6,200	Renaissance RE Holdings LTD	654,842	844,564
12,000	State Street Corporation	88,500	932,640
	Total	4,168,514	15,365,224

	INFORMATION TECHNOLOGY—3.18%
1,900	Alliance Data Systems Corporation	434,828	434,150
10,100	Cognizant Tech Solutions CL A *	559,196	565,903
2,500	Int'l Business Machines Corp. [1]	59,809	414,975
15,100	Western Union Company	330,234	327,972
	Total	1,384,067	1,743,000

	CONSUMER DISCRETIONARY—7.39%
6,500	Brinker International Inc.	335,448	321,945
9,200	Carnival Corporation	361,644	478,952
28,500	Gildan Activewear Inc.	938,924	723,045
9,400	Omnicom Group Inc	731,719	800,034
25,100	Twenty First Century Fox Inc.	740,579	703,804
1,600	Whirlpool Corporation	285,846	290,832
23,100	Winnebago Industries Inc.	548,906	731,115
	Total	3,943,066	4,049,727

	CONSUMER STAPLES—4.03%
22,000	Coca Cola Company	9,597	912,120
4,000	Colgate Palmolive Company	110,116	261,760
4,000	Diageo PLC Sponsored ADR	459,142	415,760
15,200	Unilever PLC SPSD ADR	670,384	618,640
	Total	1,249,239	2,208,280

	INDUSTRIALS—9.17%
2,100	3M Company	345,420	374,997
17,000	AerCap Holdings N.V. *	735,607	707,370
10,100	Donaldson Company Inc.	369,035	425,008
9,850	Eaton Corporation Plc	694,905	660,837
7,500	Emerson Electric Company	57,084	418,125

See Notes to Financial Statements

FINANCE COMPANY OF PENNSYLVANIA
PORTFOLIO OF INVESTMENTS

December 31, 2016

COMMON STOCKS & MUTUAL FUNDS — Continued
Number of Shares		Identified Cost	Fair Value (Note 1)
4,600	General Electric Company	$77,738	$145,360
6,800	Graco Inc.	571,621	565,012
4,200	Parker Hannifin Corp.	509,501	588,000
6,350	Rockwell Collins, Inc.	595,365	589,026
4,800	United Parcel Service Class B	387,645	550,272
	Total	4,343,921	5,024,007

	MATERIALS—4.13%
23,000	Axalta Coating Systems LTD *	601,843	625,600
11,500	Crown Holdings Inc.*	637,412	604,555
18,000	Dow Chemical Company	116,338	1,029,960
	Total	1,355,593	2,260,115

	HEALTHCARE—8.11%
16,950	Abbott Laboratories	727,968	651,050
1,400	Allergan PLC	266,431	294,014
2,300	Becton Dickinson & Company	61,597	380,765
7,400	Cardinal Health Inc.	604,303	532,578
9,600	Johnson & Johnson	52,842	1,106,016
6,600	Laboratory Corp. of America *	834,918	847,308
10,700	Merck & Co. Inc.	114,053	629,909
	Total	2,662,112	4,441,640

	REAL ESTATE—0.87%
15,100	CBRE Group Inc. *	486,987	475,499

	TELECOMMUNICATION SERVICES—0.49%
5,000	Verizon Communications Inc.	37,808	266,900

	INTERNATIONAL—9.06%
32,977	Brown Advisory Emg Mkts Inv.	278,000	280,968
87,258	Dreyfus International Stock I	1,204,159	1,297,525
29,481	Harbor International Funds	1,100,000	1,721,989
15,139	Longleaf International I	182,000	204,831
30,707	Oakmark International Fund I	601,865	697,058

See Notes to Financial Statements

FINANCE COMPANY OF PENNSYLVANIA
PORTFOLIO OF INVESTMENTS

December 31, 2016

COMMON STOCKS & MUTUAL FUNDS — Continued
Number of Shares		Identified Cost	Fair Value (Note 1)
25,929	Seafarer Overseas Growth and Income	$300,000	$288,850
30,661	Touchstone Sands Cptl Emerg Mkts *	310,894	289,441
15,036	WCM Focused International Growth Instl.	182,000	181,179
	Total	4,158,918	4,961,841
	Total Common Stocks & Mutual Funds	24,034,105	48,833,430
	Total Investments—103.01%	$31,548,878	$56,414,161
	Liabilities in excess of other assets—(3.01%)		(1,647,320)
	NET ASSETS—100%		$54,766,841

*	Non-income producing.

†	Variable rate security, rate disclosed is as of 12/31/16.

[1]	All shares are pledged as collateral for call options written.

[2]	10,000 shares are pledged as collateral for call options written.

ADR—American Depository Receipt

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Income:
Dividends	$1,067,036
Interest	224,491
Total	1,291,527

Expenses:
Compensation (Note 8)	287,000
Compliance fees	56,415
Custodian	7,038
Directors’ fees (Note 8)	107,850
Insurance	64,676
Investment advisory fees (Note 8)	145,964
Printing and postage	14,592
Professional fees	287,393
Other office and administrative	89,728
Total	1,060,656
Net investment income	230,871

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	2,280,957
In-kind transfers (Note 4)	576,312
Written options	—
Net realized gain	2,857,269
Net change in unrealized appreciation / (depreciation) on:
Investments	3,396,984
Written options	(75,117)
Net change in unrealized appreciation / (depreciation)	3,321,867
Net realized and unrealized gain on investments	6,179,136
Capital gains tax payable on behalf of shareholders (Note 1)	(302,927)
Net increase in net assets resulting from operations	$6,107,080

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	2016	2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$230,871	$441,462
Net realized gain on investments	2,857,269	5,985,292
Change in net unrealized appreciation/ (depreciation) on investments	3,321,867	(8,418,076)
Capital gains tax payable on behalf of shareholders (Note 1)	(302,927)	(346,404)
Net increase/(decrease) in net assets resulting from operations	6,107,080	(2,337,726)
Undistributed investment income included in price of shares redeemed	(5,949)	(57,434)
Realized gain from security transactions included in price of shares redeemed	(4,914)	(145,566)
Dividends to shareholders from net investment income	(224,922)	(384,028)
Dividends to shareholders from short-term capital gains	(1,468,617)	(1,142,592)
Capital Share Transactions:
(Exclusive of amounts allocated to investment income and net realized gain from security transactions) (Note 1):
Cost of shares of capital stock redeemed	(589,060)	(3,616,959)
Total increase (decrease) in net assets	3,813,618	(7,684,305)
Net Assets:
Beginning of year	50,953,223	58,637,528
End of year	$54,766,841	$50,953,223

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2016

1. SIGNIFICANT ACCOUNTING POLICIES

The Finance Company of Pennsylvania (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. There were 459 and 2,857 shares of capital stock redeemed during the years ended December 31, 2016 and 2015, respectively. There were no other capital share transactions during the years ended December 31, 2016 and 2015.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation

Equity securities and exchange traded options that are listed on an exchange are valued at the last quoted sales price. When valuing equity securities that are not listed on an exchange or have not traded, the Company uses the mean between the bid and asked prices for that day. Fixed income securities are valued on the basis of prices provided by pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such securities, market transactions in comparable securities and various relationships between securities. When valuing fixed income securities that mature within sixty days, the Company uses amortized cost which approximates fair value. It is the responsibility of the Company’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered inapplicable, the Company determines a fair value in good faith in accordance with these procedures.

Federal Income Taxes

No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of Subchapter M of the Internal Revenue Code. As such, the Company is paying the applicable federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

NOTES TO FINANCIAL STATEMENTS — Continued

Distributions to shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Equalization

The Company follows the accounting practices known as “equalization” by which a portion of the costs of redemption of capital shares equivalent to the amount, on a per share basis, of distributable investment income on the date of the transaction is charged to the undistributed income, so that undistributed income per share is unaffected by Company shares redeemed. Similarly, on redemptions, a pro rata portion of realized capital gains is charged against undistributed realized gains.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investing in Government Sponsored Agency Securities

The Company invests in United States Government sponsored entities. Such sponsored entities, although chartered and sponsored by the U.S. Congress, are not funded by Congressional appropriations and are neither guaranteed nor insured by the United States Government.

Security Transactions, Investment Income, and Realized Gain/Loss

Security transactions are accounted for on the trade date. Dividend income, distributions from other investment companies, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis. Realized gains and losses are based on the specific identified cost method for both financial and federal income tax purposes.

2. FAIR VALUE MEASUREMENT

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820-10, fair value is defined as the price that would be received to sell an asset, or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent

NOTES TO FINANCIAL STATEMENTS — Continued

in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 — unadjusted quoted prices in active markets for identical assets and liabilities

●	Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of assets and liabilities)

The following is a summary of the inputs used as of December 31, 2016 in valuing the Company’s investments carried at fair value:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Value
Assets
Investments in securities
Common stock	$43,871,589	$—	$—	$43,871,589
U.S. government and agency obligations	—	379,033	—	379,033
Municipal and corporate bonds	—	5,557,438	—	5,557,438
Mutual funds	4,961,841		—	4,961,841
Short-term investments	1,644,260	—	—	1,644,260
Total	$50,477,690	$5,936,471	$—	$56,414,161

Liabilities
Written options	$145,915	$—	$—	$145,915

See Portfolio of Investments for values by industry classification.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Company’s policy is to disclose transfers between levels at the reporting period end. For the year ended December 31, 2016 there were no transfers between levels.

The Company did not own any investments classified as Level 3 during the year ended December 31, 2016.

NOTES TO FINANCIAL STATEMENTS — Continued

3. DERIVATIVE INSTRUMENTS

In accordance with FASB ASC 815-10, the Company has disclosed information intended to enable financial statement users to understand how and why the Company uses derivative instruments, how derivatives are accounted for under ASC 815-10 and how derivative instruments affect the Company’s financial position, results of operations.

Market risks of investing in derivatives

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. The Company periodically invests in options contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The market risk exposure from investing in option contracts is price volatility.

Price volatility risk

Derivatives tied to equity are exposed to potential price volatility. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. Transactions in listed securities are settled/paid for upon delivery with its counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Options Contracts

The Company may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Company writes an option, if the underlying security does not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised, and the Company will realize as profit the premium received for such option. When a call option written by the Company is exercised, the Company will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. The Company does not write uncovered written options.

NOTES TO FINANCIAL STATEMENTS — Continued

At December 31, 2016, the Company has written covered calls as follows:

Common Stock	Expiration Date	Exercise Price	Premium Received	Number of Shares in Equity Contracts	Fair Value
Devon Energy Corporation	1/20/2017	$40.00	$11,488	3,000	$18,690
Int'l Business Machines Corp.	6/16/2017	165.00	13,524	2,500	22,125
PNC Financial Services Group Inc.	5/19/2017	110.00	35,633	10,000	105,100
			$60,645		$145,915

Transactions in written covered calls for year ended December 31, 2016 were as follows:

	Shares in Equity Contracts	Premium
Outstanding at January 1, 2016	2,700	$17,711
Covered Calls written during the period	39,400	130,079
Covered Calls exercised during the period	(26,600)	(87,145)
Outstanding at December 31, 2016	15,500	$60,645

The following is a summary of the location of derivatives on the Company’s Statement of Assets and Liabilities as of December 31, 2016:

Location on the Statement of Assets and Liabilities
Derivative Type	Liability Derivatives
Equity Contract	Covered Call Options Written, at Fair Value

The following is a summary of the Company's derivative instrument holdings categorized by primary risk exposure as of December 31, 2016:

Liability Derivatives Value
Total Value at December 31, 2016	Number of Shares in Equity Contracts
$145,915	15,500

NOTES TO FINANCIAL STATEMENTS — Continued

The following is a summary of the effect of derivative investments on the Company's Statement of Operations for the year ended December 31, 2016:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Equity Contract	Net realized gain from written options, Net change in unrealized (Depreciation) on written options	$ —	$(75,117)

For the year ended December 31, 2016, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of contracts written	$99
Average notional value of contracts written	701,063

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold for the year ended December 31, 2016 were:

	Historical Cost of Investments Purchased	Proceeds from Sales and Maturities	Cost of Securities Sold and Maturities
Common Stocks and mutual funds	$25,721,522	$26,332,913	$24,000,449
U.S. Government & Agency Obligations	—	127,702	137,697
Municipal & Corporate Bonds	1,536,986	1,432,344	1,473,856
Total	$27,258,508	$27,892,959	$25,612,002

The amounts above do not include the fair value and cost of shares distributed in connection with redemptions. During the year ended December 31, 2016 the Company distributed common stock with fair value of $584,618 and cost of $8,306. The related gain of $576,312 has been disclosed in the Company’s Statement of Operations.

5. DISTRIBUTIONS TO SHAREHOLDERS

Ordinary income and short term capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

NOTES TO FINANCIAL STATEMENTS — Continued

The tax character of dividends and distributions declared by the Company was as follows:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Distributions paid from Ordinary Income	$1,693,539	$1,526,620

6. TAX MATTERS

For U.S. federal income purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments at December 31, 2016 was as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$31,605,014	$25,671,308	$862,161	$24,809,147

The difference between the book basis and the tax basis of net unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales.

FASB ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Management has concluded that as of December 31, 2016, there were no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

The Company files U.S. Federal and Pennsylvania state tax returns. No income tax returns are currently under examination. The Company’s federal and state tax returns remain open for examination for the years ended December 31, 2013 through December 31, 2016.

7. LEASE

The Company rents office space from an affiliate and has not entered into a formal lease agreement. The lessor company’s president is an officer and director of the Company. Minimum annual rental for this space is $28,437.

8. OTHER INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2016

Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of those Directors amounted to $107,850. The compensation of Officers of the Company, who are also employees of the Company, amounted to $287,000.

NOTES TO FINANCIAL STATEMENTS — Continued

Investment advisory fees payable monthly to Cooke & Bieler, LP, are based on the monthly closing equity portfolio value, less the value of certain investments at an annual rate of 0.50%. Cooke & Bieler, L.P. earned $127,164 for their services during the year ended December 31, 2016. Advisory fees payable to Cooke & Bieler, L.P. at December 31, 2016 were $11,352.

Investment advisory fees payable monthly to Schroder Investment Management North America Inc. are based on the monthly closing bond portfolio value at an annual rate of 0.30%. Schroder Investment Management North America Inc. earned $18,800 for their services during the year ended December 31, 2016. Advisory fees payable to Schroder Investment Management North America Inc. at December 31, 2016 were $6,202.

9. PRINCIPAL RISKS

In the normal course of business, the Company invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Company may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability, and currency and interest rate and price fluctuations. The extent of the Company’s exposure to market and issuer credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities.

The Company invests a portion of its assets in fixed-income securities. See the Portfolio of Investments for these securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

GNMA and U.S. Government Bonds each invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Portfolio of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no events that would require disclosure in the Company’s financial statement through this date.

CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

	Years Ended December 31,
	2016	2015	2014	2013	2012
Investment Income	$32.44	$34.12	$36.07	$35.47	$34.94
Expenses	26.64	23.16	20.41	17.69	17.73
Net Investment Income	5.80	10.96	15.66	17.78	17.21
Dividends from net investment income	(5.65)	(9.54)	(15.23)	(17.66)	(17.15)
Dividends from short term capital gains	(36.85)	(27.94)	(51.20)	(62.34)	(27.18)
Net realized gain (loss) and increase (decrease) in unrealized appreciation	147.08	(67.84)	36.77	247.38	69.70
Net increase (decrease) in net assets value	110.38	(94.36)	(14.00)	185.16	42.58
Net assets value:
Beginning of year	1,265.29	1,359.65	1,373.65	1,188.49	1,145.91
End of year	$1,375.67	$1,265.29	$1,359.65	$1,373.65	$1,188.49
Net Assets at end of period (in millions)	$54.8	$51.0	$58.6	$60.2	$52.2
Annual ratio of expenses to average net assets	2.02%	1.68%	1.45%	1.34%	1.47%
Annual ratio of net investment income to average net assets	0.44%	0.79%	1.11%	1.35%	1.43%
Annual portfolio turnover rate	53.12%	43.13%	77.53%	82.67%	40.44%
Annual Total Investment Return	12.08%	(4.18%)	3.82%	22.31%	7.58%
Number of shares outstanding at end of period in thousands	40	40	43	44	44

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2016
(Unaudited)

PURCHASES

STOCKS

	Changes During the Period	Balance December 31, 2016
	Number of Shares
Abbott Laboratories	4,850	16,950
AerCap Holdings N.V.	32,000	17,000
Allergan PLC	1,400	1,400
Alliance Data Systems Corporation	3,200	1,900
Axalta Coating Systems LTD	23,000	23,000
Brinker International, Inc.	6,500	6,500
Cardinal Health Inc.	2,400	7,400
CBRE Group Inc.	30,200	15,100
Chubb Limited	8,600	4,300
Cognizant Tech Solutions CL A	13,200	10,100
Crown Holdings Inc.	2,100	11,500
Eaton Corporation Plc	4,200	9,850
Fidelity National Financial Inc.	3,100	21,000
Gildan Activewear Inc	3,900	28,500
Graco Inc.	9,900	6,800
J P Morgan Chase Co.	27,400	7,800
Progressive Corporation	20,100	20,100
Rockwell Collins Inc	9,800	6,350
Twenty First Century Fox Inc	11,200	25,100
Tiffany & Company	12,600	—
Unilever PLC SPSD ADR	7,000	15,200
United Parcel Service Class B	1,600	4,800
Whirlpool Corporation	1,600	1,600

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2016
(Unaudited)

SALES

STOCKS

	Changes During the Period	Balance December 31, 2016
	Number of Shares
3M Company	400	2,100
Abbott Laboratories	2,450	16,950
AerCap Holdings N.V.	32,000	17,000
Alliance Data Systems Corporation	1,300	1,900
Becton, Dickinson & Company	700	2,300
Brinker International, Inc.	6,500	6,500
Cardinal Health Inc.	2,800	7,400
CBRE Group Inc.	15,100	15,100
Chubb Limited	8,600	4,300
Cognizant Tech Solutions CL A	3,100	10,100
Crown Holdings Inc.	3,800	11,500
Devon Energy Corporation	4,500	3,000
Donaldson Company Inc.	550	10,100
Eaton Corporation Plc	4,950	9,850
Exxon Mobil Corporation	770	87,527
General Electric Company	6,500	4,600
Graco Inc.	6,800	6,800
J P Morgan Chase Co.	29,400	7,800
Kohls Corporation	6,900	—
Marsh & McLennan Companies Inc.	6,000	8,500
Parker Hannifin Corporation	1,400	4,200
PNC Financial Services Group Inc.	5,826	74,013
Proctor & Gamble Company	5,300	—
Progressive Corporation	20,100	20,100
Qualcomm Incorporated	1,800	—
Reliance Steel & Aluminum Co.	3,500	—
Rockwell Collins Inc	6,350	6,350
State Street Corporation	1,300	12,000
Tiffany & Company	12,600	—
Twenty First Century Fox Inc	5,600	25,100
United Parcel Service Class B	2,600	4,800
Walmart Stores Inc.	6,900	—
Western Union Company	3,800	15,100
Winnebago Industries Inc.	6,500	23,100
W.W. Grainger Inc.	1,800	—

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2016
(Unaudited)

PURCHASES

BONDS

	Changes During the Period	Balance December 31, 2016
	Number of Units
Harlingen TX Ctfs 3.5% 8/15/2026	100,000	100,000
Prov St Joseph Health 2.746% 10/2/2026	180,000	180,000
San Diego CA Hsng Auth 0.38645% 1/15/2035	200,000	—

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2016
(Unaudited)

CALLS

BONDS

	Changes During the Period	Balance December 31, 2016
	Number of Units
U.S. Federal Home Loan Mtg 6% 7/1/2019	4,455	—
U.S. Federal Home Loan Mtg 6% 8/1/2019	19,598	94,173
U.S. Federal Home Loan Mtg 3.5% 9/1/2026	8,528	92,747
U.S. Federal National Mtg Assoc 3.5% 2/1/27	19,485	93,598
Government National Mortgage Assoc II 5.5% 1/20/2036	5,585	50,521
Government National Mortgage Association 5% 5/15/2039	3,108	17,459
Government National Mortgage Association 6% 4/15/2036	2,126	10,212
Alameda Corridor CA 6.5% 10/1/19	15,000	65,000
Alt Bldg Concepts 4.160% 12/20/32	1,101	67,496
California Statewide 4.375% 1/1/2023	5,000	140,000
Ensco Plc 4.5% 10/01/2024	90,000	—
Glendale CA Hlth Facs Revenue Insd 5.600 11/15/2025	10,000	165,000
Grand Terrace CA Cmty 7.2% 9/1/2018	10,000	25,000
Louisiana Hsg Fin Agy 4.75% 6/1/27	5,000	50,000
Macon Bibb Cnty GA 6% 8/01/2024	15,000	145,000
Massachusetts St. Hsg. 5.962% 6/1/2017	25,000	25,000
Montana ST BRD HSG 5% 12/1/2027	10,000	45,000
New Mexico Mtg Fin Auth 5.35% 3/1/30	10,000	90,000
Oklahoma Hsg Fin Agy 4.5% 9/1/2024	10,000	50,000
San Diego CA Hsng Auth 0.38645% 1/15/2035	200,000	—

Supplemental Information on Directors and Officers

(Not Part of the Company's Financial Statements)

Name, Address[1], Position(s) Held with the Company, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Interested Directors[2]
Charles E. Mather III Director and President Age: 82	2017 36 years	President and Director of Mather & Co. (insurance brokers)	None
Charles E. Mather IV Director Age: 56	2019 2 years	Managing Director and Head of Equity Capital Markets at BTIG LLC. (Formerly Head of Private & Alternative Capital Group, and Co-Head of Equity Capital Markets Janney Montgomery Scott LLC)	Director of Tonix Pharmaceuticals Holding Corp.
Non-Interested Directors
Jonathan D. Scott Director Age: 64	2018 27 years	Partner, Veritable, L.P. (Formerly Senior Vice President, PNC Bank Corp.)	None
Henry F. Reichner Director Age: 56	2017 3 years	Attorney & Partner, Reed Smith LLP.	None
Brendan H. O'Malley Director Age: 49	2018 2 years	Vice President of Information Technology, Aramark Corporation (Formerly Chief Information Officer, NSM Insurance Group)	None

Name, Address[1], Position(s) Held with the Company, and Age	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Robert A. McLaughlin Treasurer Age: 46	Since April 2016	Treasurer, The Finance Company of Pennsylvania (Formerly, Director, Sharer Petree Brotz & Snyder (accounting firm) 1994-2015)
William S. McNish Chief Compliance Officer Age: 52	3 years	Director, Alaric Compliance Services, LLC (compliance consulting company)

[1]	The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

[2]

Charles E. Mather III is classified as an interested director because he is an executive officer of the Company. Charles E. Mather IV is classified as an interested director because of his family relationship with Charles E. Mather III.

OTHER INFORMATION RELATING TO THE ANNUAL
COMPANY MEETING

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the Company is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. This information is also available on the SEC’s website at www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2016 is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Company’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-Q is also available on the SEC’s website at www.sec.gov. In addition, the Company’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that Jonathan D. Scott, a member of the Registrant's audit committee, is an "audit committee financial expert," as such term is defined in Item 3 of Form N-CSR. Each member of Registrant's audit committee is "independent" under the standards set forth in Item 3 of form N-CSR.

The designation of Mr. Scott as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant's audit committee or Board of Directors in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant's audit committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

AUDIT FEES

2016: $60,000	2015: $64,700

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

AUDIT-RELATED FEES

For services rendered to Registrant:

2016: $0	2015: $0

Nature of these services: Not Applicable

In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

TAX FEES

For services rendered to Registrant:

2016: $16,500	2015: $15,250

Nature of these services: Preparation of tax returns and tax compliance fees.

In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

ALL OTHER FEES

For services rendered to Registrant:

2016: $00	2015: $00

Nature of these services: Assistance with preparation of SEC Form N-SAR; research and discussions; memoranda regarding various matters impacting the Registrant.

In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

2016: $00	2015: $00

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Pursuant to an amendment to the Registrant’s By-Laws adopted by the Registrant’s Board of Directors, effective May 11, 2016, Article I, Section 8 of the Registrant’s Amended By-Laws includes the following Requirements for Nominations and Proposals by Shareholders:

Section 8. Requirements for Nominations and Proposals by Shareholders.

A. Nominations of persons for election to the Board of Directors and any other proposal of business to be considered by the shareholders may be made at an Annual Meeting or special meeting of the shareholders (i) pursuant to the Company’s notice of meeting; (ii) by or at the direction of the Directors; or (iii) by any shareholder of the Company (for the avoidance of doubt, the person must be a shareholder of the Company) who was a shareholder of record both at the time of giving of notice provided for in this Section 8 and at the time of the Annual Meeting or special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 8.

B. Shareholder nominations of persons for election to the Board of Directors will be disregarded if any such person to be nominated (1) is an “interested person” of the Company (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) if the election of such person would cause the Board of Directors of the Company to be comprised of less than a majority of persons who are not “interested persons” (as defined in the 1940 Act) of the Company; (2) is ineligible to serve as a Director of the Company under Section 9 of the 1940 Act; or (3) would cause the Board to violate the 1940 Act’s board composition requirements or any other 1940 Act requirement if such person were to be elected to the Board. Any questions regarding a person’s eligibility to serve on the Board of Directors in accordance with the requirements set forth in this paragraph will be referred to the Company’s outside legal counsel for review and such counsel’s determination shall be binding on the Company and the shareholders.

C. For nominations for election to the Board of Directors or other business to be properly brought before an Annual Meeting or special meeting by a shareholder pursuant to clause (iii) of Section 8(A), the shareholder must have given timely notice thereof in writing (the “Shareholder Notice”) to the Secretary of the Company. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 100 days nor more than 150 days prior to the Annual Meeting or special meeting at which the nomination or other business is proposed to be brought before shareholders. In no event shall the adjournment or postponement of an Annual Meeting or special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

D. Any shareholder desiring to nominate any person or persons (as the case may be) for election as a Director or Directors of the Company shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the number of shares of the Company owned, of record or beneficially, by each such person or persons, as reported to such shareholder by such nominee(s) and the number of shares of the Company for which the shareholder and its affiliates, agents and control persons have the authority or power to vote at a Company shareholder meeting; (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K and Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and Section 20 of the 1940 Act and the rules and regulations promulgated under both Acts; (E) representations that any person to be nominated (1) is not an “interested person” of the Company (as defined in the 1940 Act) and (2) is not ineligible to serve as a Director of the Company under Section 9 of the 1940 Act, (F) all information regarding each nominee that is necessary for the Company and the Company’s outside legal counsel to verify that each such nominee (1) is not an “interested person” of the Company (as defined in the 1940 Act), including all information regarding any potential conflicts of interest each nominee may have with the Company and its service providers, and (2) is not ineligible to serve as a Director of the Company under Section 9 of the 1940 Act; and (ii) the written and signed consent of the person or persons to be nominated to be named as nominees in a Company proxy statement and to serve as a Director if elected. In addition, the Board of Directors (in consultation with the Company’s outside legal counsel) may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Director and may require any proposed nominee to meet with the Board of Directors for an in-person interview prior to such nominee’s inclusion in the Company proxy statement.

E. Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Directors) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a detailed, written statement of the reasons why such shareholder favors the proposal and why the proposal is in the best interests of the Company and all of its shareholders; (iii) such shareholder’s name and address as they appear on the Company’s books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act and Section 20 of the 1940 Act and the rules and regulations promulgated under both Acts; (v) the number of shares of the Company owned, of record or beneficially, by each such person or persons, as reported to such shareholder by such nominee(s) and the number of shares of the Company for which the shareholder and its affiliates, agents and control persons have the authority or power to vote at a Company shareholder meeting; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for Directors, a description of all arrangements or understandings (and potential conflicts of interest) between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a “Beneficial Owner”) that holds shares entitled to vote at the meeting through a nominee or “street name” holder of record, evidence establishing such Beneficial Owner’s indirect ownership of, and entitlement to vote, shares at the meeting of Shareholders. As used in this Section 8(E), shares “beneficially owned” shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

F. The person presiding at any Annual Meeting or special meeting (in consultation with the Company’s outside legal counsel), in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 8 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

G. Nothing in this Section 8 shall be deemed to affect any right of a shareholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's President and Registrant's Treasurer have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Finance Company of Pennsylvania

By	/s/ Charles E. Mather III
Charles E. Mather III
President

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles E. Mather III
Charles E. Mather III
President

Date:	March 8, 2017

By	/s/ Robert A. McLaughlin
Robert A. McLaughlin
Treasurer

Date:	March 8, 2017